                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2004

                            PARK NATIONAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Ohio                           1-13006                     31-1179518
---------------                ----------------              ------------------
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)

          50 North Third Street, P.O. Box 3500, Newark, Ohio  43058-3500
          ---------------------------------------------------------------
             (Address of principal executive offices)         (Zip Code)

                                 (740) 349-8451
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

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Item 5. Other Events and Regulation FD Disclosure

      On August 3, 2004, Park National Corporation ("Park") and First Federal Bancorp, Inc.("First Federal") jointly issued a news release announcing the signing of a definitive agreement and plan of merger. This merger agreement will result in the acquisition of First Federal by Park through the merger of a newly-formed subsidiary of Park with and into First Federal in an all cash transaction, immediately followed by the merger of the surviving corporation into Park. The merger transactions are anticipated to be completed in the fourth quarter of 2004, and require the approval of appropriate regulatory authorities and of the shareholders of First Federal. Under the terms of the merger agreement, shareholders of First Federal will receive cash in the amount of $13.25 per share for each common share of First Federal outstanding immediately prior to the closing. Each outstanding option granted under a First Federal stock option plan will be cancelled and extinguished and converted into the right to receive an amount of cash equal to the product of (1)(a) $13.25 minus
(b) the exercise price of the option, multiplied by (2) the number of First Federal common shares subject to the unexercised portion of the option. As of August 3, 2004, First Federal had 3,286,221 common shares outstanding and options covering an aggregate of 335,925 common shares with a weighted average exercise price of $6.12 per share.

      Following completion of the merger transactions described above, First Federal Savings Bank of Eastern Ohio, which is currently a subsidiary of First Federal, will merge into Century National Bank, a subsidiary of Park.

      Please see Exhibits 99.1 and 99.2 for the press releases announcing the signing of the merger agreement, which Exhibits are incorporated herein by reference.

Item 7. Financial Statements and Exhibits

      (a)   Not applicable

      (b)   Not applicable

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      (c)   Exhibits

Exhibit No.                               Description
-----------                               -----------
  99.1            News Release issued jointly by Park National Corporation and
                  First Federal Bancorp, Inc. on August 3, 2004

  99.2            News Release issued jointly by Century National Bank and
                  First Federal Savings Bank of Eastern Ohio on August 3, 2004

                  [Remainder of page intentionally left blank;
                         signature on following page.]

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PARK NATIONAL CORPORATION

Dated: August 3, 2004                        By:  /s/ John W. Kozak
                                                 -------------------------------
                                                 John W. Kozak
                                                 Chief Financial Officer

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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                              Dated August 3, 2004

                            Park National Corporation

Exhibit No.                             Description
-----------                             -----------
  99.1              News Release issued jointly by Park National Corporation and
                    First Federal Bancorp, Inc. on August 3, 2004

  99.2              News Release issued jointly by Century National Bank and
                    First Federal Savings Bank of Eastern Ohio on August 3, 2004

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